                                                    Washington Federal, Inc.
                                                           Fact Sheet
                                                         June 30, 2007
                                                        ($ in Thousands)

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

                                              12/06 QTR                     3/07 QTR                       6/07 QTR
                                              ---------                     --------                      ---------
Loan Loss Reserve - Total                    $   25,021                   $   27,998                     $   28,817
                          - General              24,868                       27,888                         28,217
                          - Specific                153                          111                            601
Net Charge-offs (Recoveries) for the Qtr             22                          297                            187
Nonperforming Assets - Total                      7,257                       10,049                         12,024
                          - REO                     952                        1,758                          2,740
                          - Nonaccrual            6,305                        8,291                          9,284
Troubled Debt Restructuring                           -                          263                            256

                                              12/06 QTR                     3/07 QTR      3/07 YTD         6/07 QTR         6/07 YTD
                                               --------                     --------      --------         --------        ---------
Loan Originations - Total                    $  515,306                   $  547,179    $1,062,485       $  664,052       $1,726,537
                          - Single-Family       232,257                      265,769       498,026          356,398          854,424
                          - Multi-Family         25,984                       17,451        43,435           21,281           64,716
                          - Land                101,919                      125,024       226,943          137,326          364,269
                          - Construction        155,146                      127,815       282,961          140,633          423,594
                          - Commercial RE             -                        4,767         4,767            4,216            8,983
                          - Other                     -                        6,353         6,353            4,198           10,551

                                              12/06 QTR                     3/07 QTR       3/07 YTD        6/07 QTR         6/07 YTD
                                               --------                     --------       --------        --------        ---------
Loan Servicing Fee Income                    $    1,329                   $    1,481    $    2,810       $    1,644       $    4,454
Other Fee Income                                    212                          469           681              676            1,357
                                               --------                     --------       --------        --------         --------
    Total Fee Income                         $    1,541                   $    1,950    $    3,491       $    2,320       $    5,811
                                               ========                     ========       ========        ========         ========

                                              12/06 QTR                     3/07 QTR       3/07 YTD        6/07 QTR         6/07 YTD
                                               --------                    --------        --------        --------        ---------
Average Loans                                $7,156,129                   $7,528,123    $7,340,082       $7,851,203       $7,510,455
Average Earning Assets                        8,875,346                    9,269,181     9,070,100        9,606,439        9,248,879
Average Assets                                9,094,860                    9,518,689     9,329,053        9,900,580        9,502,789
Average Paying Liabilities                    7,671,418                    8,092,286     7,879,539        8,447,141        8,068,740
Operating Expenses/Average Assets                 0.61%                        0.67%         0.64%            0.70%            0.66%
Efficiency Ratio                                  21.29                        23.45         22.39            24.03            22.96
Amortization of Intangibles                  $      219                   $      410    $      629       $      601       $    1,230
Net Interest Margin                               2.81%                        2.81%         2.81%            2.77%            2.80%

Repayments                                    12/06 QTR                     3/07 QTR        3/07 YTD       6/07 QTR         6/07 YTD
----------                                     --------                     --------        --------       --------        ---------
     Loans                                   $  372,679                   $  442,408    $   815,087      $  474,010       $1,289,097
     MBS                                         45,366                       46,473         91,839          47,846          139,685

EOP Numbers                                   12/06 QTR                     3/07 QTR                       6/07 QTR
-----------                                    --------                     --------                      ---------
Shares Issued and Outstanding                87,434,482                   87,326,643                     87,360,751

Share repurchase information                  12/06 QTR                     3/07 QTR         3/07 YTD      6/07 QTR         6/07 YTD
----------------------------                   --------                     --------        ---------      --------        ---------
Remaining shares auth. for repurchase         3,310,014                    3,060,014        3,060,014     2,988,314        2,988,314
Shares repurchased                                    -                      250,000          250,000        71,700          321,700
Average share repurchase price               $        -                   $    23.40     $      23.40    $    23.59       $    23.44


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Tangible Book Value                           12/06 QTR                    3/07 QTR                        6/07 QTR
-------------------                            --------                    ---------                      ---------
     $ Amount                                $1,223,549                   $1,186,438                     $1,187,583
     Per Share                                    13.99                        13.59                          13.60
# of Employees                                      749                          911                            898
Tax Rate - Going Forward                          35.50%                       35.85%                         35.85%

                                              AS OF 12/31/06               AS OF 3/31/07                 AS OF 6/30/07
                                             ----------------             ----------------              ----------------
Loan Portfolio by Category                     AMOUNT      %                AMOUNT      %                  AMOUNT      %
--------------------------                     ------      -                ------      -                  ------      -
     Single-Family Residential               $5,490,565  70.0%            $5,775,439  69.3%              $5,896,528  69.1%
     Multi-Family                               534,688   6.8                545,138   6.5                  548,215   6.4
     Construction                             1,106,406  14.1              1,113,549  13.3                1,105,990  13.0
     Land                                       713,089   9.1                775,223   9.3                  847,419   9.9
     Commercial Real Estate                           -   0.0                103,513   1.2                  105,772   1.2
     Other                                            -   0.0                 35,393   0.4                   34,048   0.4
                                             ----------  ----             ----------  ----               ----------  ----
 Gross Loans (before ALL/Deferrals/LIP)      $7,844,748  100%             $8,348,255  100%               $8,537,972  100%
                                             ==========  ====             ==========  ====               ==========  ====

                                                  AS OF 12/31/06               AS OF  3/31/07                  AS OF 6/30/07
                                             -----------------------     -----------------------          ----------------------
Deposits by State                              AMOUNT      %      #         AMOUNT      %      #           AMOUNT     %      #
-----------------                              ------      -      -         ------      -      -           ------     -      -
     WA                                      $2,465,305  46.0%   43       $2,541,168   42.5%   43        $2,530,068  42.5%   43
     ID                                         546,032  10.2    16          548,317    9.2    16           542,591   9.1    16
     OR                                       1,031,381  19.2    28        1,082,264   18.1    27         1,101,642  18.5    27
     UT                                         329,920   6.2    10          327,498    5.5    10           318,237   5.3    10
     NV                                         127,918   2.4     3          130,234    2.2     3           126,302   2.1     3
     TX                                          58,885   1.1     4          113,885    1.9     6            95,652   1.6     6
     AZ                                         798,597  14.9    20          826,630   13.8    20           821,602  13.8    20
     NM                                               -   0.0     -          409,109    6.8    11           418,862   7.0    11
                                             ----------  ----   ---       ----------   ----   ---        ----------  ----   ---
     Total                                   $5,358,038  100%   124       $5,979,105   100%   136        $5,954,956  100%   136
                                             ==========  ====   ===       ==========   ====   ===        ==========  ====   ===

                                                12/06 QTR                     3/07 QTR                        6/07 QTR
                                             ----------------            ----------------                ----------------
Deposits by Type                               AMOUNT      %               AMOUNT       %                   AMOUNT     %
----------------                               ------      -               ------       -                   ------     -
Checking (noninterest)                       $   31,526   0.6%            $   96,780   1.6%              $  100,394   1.7%
NOW (interest)                                  231,186   4.3                305,431   5.1                  320,588   5.4
Savings (passbook/stmt)                         158,284   3.0                212,603   3.6                  205,839   3.5
Money Market                                    739,188  13.8                779,260  13.0                  764,610  12.8
CD's                                          4,197,854  78.3              4,585,031  76.7                4,563,525  76.6
                                             ----------  ----             ----------  ----               ----------  ----
Total                                        $5,358,038  100%             $5,979,105  100%               $5,954,956  100%
                                             ==========  ====             ==========  ====               ==========  ====

Deposits greater than $100,000 - EOP         $1,482,114                   $1,730,002                     $1,548,867

Brokered Deposits                            $        -                   $        -                     $        -


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